SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 10, 1998

                               Aegis Realty, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                 ----------------------------------------------
                 (State or other Jurisdiction of Incorporation)

         1-13239                                         13-3967879
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 2. Acquisition or Disposition of Assets

Southgate Shopping Center

        On December 9, 1998, Aegis Realty Operating Partnership, L.P. ("AROP") whose sole general partner is Aegis Realty, Inc. ("Aegis"), acquired, directly and through a wholly owned subsidiary, 100% of the partnership interests of Southgate Partners Limited Partnership ("SPLP"), an entity which directly owns Southgate Shopping Center ("Southgate"), for $15,100,000. Southgate is a 213,923-square-foot neighborhood shopping center located in Heath, Ohio, is anchored by Big Bear Supermarket and Odd Lots and is currently 99% leased.

        SPLP, the selling entity, is a limited partnership of which 32.7% of the partnership interests were owned by affiliates of Related Aegis, LP, Aegis' Advisor (the "Advisor"). As an "Affiliated Transaction", approval of the Southgate acquisition was subject to compliance with Article X, Section 2 of Aegis' Amended By-Laws which set forth the following conditions designed to avoid conflicts of interest with respect to the property ("Affiliated Property") to be acquired in the Affiliated Transactions: 1) The acquisition must be consistent with Aegis' business plan; 2) The purchase price must be no greater than the value of the Affiliated Property, as established by a nationally recognized appraisal firm selected by a majority of the Independent Directors;
3) The decision to acquire the Affiliated Property must be specifically approved by a majority of the Independent Directors; 4) Affiliates of the Advisor who have ownership interests in the Affiliated Property must receive Units of Limited Partnership Interest of AROP ("OP Units") rather than cash in exchange for their interest in the Affiliated Property, and the terms of the Affiliated Transaction must be consistent with such pricing and terms as have been negotiated by Aegis with other unaffiliated recipients of OP Units in connection with other reasonably contemporaneous acquisitions by Aegis; and 5) The Advisor must waive the portion of the acquisition fee payable to the Advisor from Aegis attributable to the "Affiliated" portion of the transaction. The Southgate acquisition met with the above listed criteria. The partnership interests acquired from unaffiliated partners in SPLP were not subject to the condition in Item #4 listed above, and therefore the unaffiliated partners could elect to receive either cash or OP Units for their partnership interest.

        The financing of the Southgate acquisition consisted of the following:

        I) $1,295,734 in cash, which was provided from borrowings under Aegis' BankBoston $40 million line of credit (the "Facility");

        II) $2,715,882 by issuance of 208,914 OP Units of AROP. The OP Units are convertible to shares of common stock of Aegis on a one-to-one basis, subject to adjustment, on the one year anniversary of the closing date. The OP Units were issued at an agreed upon value of $13 per OP Unit. If as of the last trading day prior to the first anniversary of the closing date (the "Post-Closing Adjustment Date"), the Average Price Per Share (the "Average Price Per Share", as defined below) is less than $13, Aegis is obligated to issue additional OP Units to those contributors who received OP Units in the amount of the difference between
(i) the quotient obtained by dividing $2,715,882 by the Average Price Per Share as of the Post-Closing Adjustment Date and (ii) 208,914. The "Average Price Per Share" is defined as the average final closing price per share of the common stock of Aegis, during the twenty trading day period ending on the valuation date;

        III) $10,888,384 by the assumption of the current outstanding balance of an existing first mortgage loan encumbering the property. The mortgage was originated in September 1997 with Merrill Lynch Credit Corp., having an original balance of $11,000,000, an interest rate of 7.73%, a 30 year amortization period and monthly payments of 79,508.79. The loan matures on October 1, 2007; and

        IV) $200,000 by delivery of an unsecured purchase money note to the seller, which is non-interest bearing, has a one year term and is fully pre-payable without penalty.

        In addition, AROP made a $1,429,435 loan to Standard Investment Company ("SIC"), a limited liability company that had a 34.99% partnership interest in SPLP. The loan is secured by the 107,974 OP Units that were issued to SIC in exchange for their partnership interest in SPLP. The loan bears an initial interest rate of 7.613% and matures on December 9, 2015 or earlier if Southgate is sold. The principals of SIC executed guarantees for 25% of the total loan amount.

        In connection with the transaction, AROP agreed not to sell Southgate for a minimum of 10 years except in a transaction that does not result in recognition of gain to the contributors who received OP Units, or if sold to pay the tax on the gain to the contributors there from. AROP has also agreed to maintain for the same 10 year period a minimum of $2,300,000 of indebtedness which will be available for such contributors to guarantee.

        Southgate will be managed by RCC Property Advisors ("RCCPA"), an affiliate of the Advisor.

Crossroads Shopping Center

        On December 9, 1998, AROP acquired 100% of the members' equity of Crossroads East Shopping Center, Ltd. ("CESC"), an entity which directly owned Crossroads Shopping Center ("Crossroads"), for $4,800,000. Crossroads is a 71,925-square-foot neighborhood shopping center located in Columbus, Ohio, is anchored by Lenscrafters and is currently 78% leased.

        CESC, the selling entity, is a limited liability company of which 52.5% of the member interests were owned by affiliates of the Advisor. The Crossroads transaction met all the conditions for an Affiliated Transaction as disclosed above. The members' equity acquired from unaffiliated members were not subject to the condition in Item 4 listed above, and therefore the unaffiliated members could elect to receive cash rather than OP Units for their member equity.

        The financing of the acquisition of the member interest in CESC consisted of the following:

        I) $2,129,785 in cash, which was provided from borrowings under the Facility;

        II) $2,165,215 by issuance of 166,555 OP Units of AROP. The OP Units are convertible and subject to adjustment in the same manner as described above for Southgate;

        III) $230,000 by delivery of an unsecured purchase money note to the seller, which will be non-interest bearing, have a one year term and fully pre-payable without penalty; and

        IV) $275,000 by delivery of an unsecured purchase money note to the seller, which will be non-interest bearing, have a one year term and fully pre-payable without penalty.

        In addition, AROP made a $915,401 loan to SIC, who had 40% of the members' equity in CESC. The loan is secured by the 57,055 OP Units that were issued to SIC in exchange for their members' equity in CESC. The loan bears an interest rate of 7.613% and matures on December 9, 2015 or earlier if Crossroads is sold. The principals of SIC executed guarantees for 25% of the total loan amount.

        In connection with the transaction, AROP agreed not to sell Crossroads for a minimum of 10 years except in a transaction that does not result in recognition of gain to the contributors who received OP Units, or if sold to pay the tax on the gain to the Contributors there from. AROP has also agreed to maintain for the same 10 year period a minimum of $50,000 of indebtedness which will be available for such contributors to guarantee.

        Crossroads will be managed by managed by RCCPA as well.

        As a result of the forgoing transactions, as of December , 1998, the officers and directors of Aegis, as well as the employees of the affiliates of the Advisor, have increased their ownership interest in Aegis, assuming conversion of all OP Units to common stock, from 2.8% to 4.9%.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

A.      Financial Statements

        The following financial statements are included in compliance with Staff Accounting Bulletin Number 71/71a.


                            SOUTHGATE SHOPPING CENTER

                      HISTORICAL SUMMARIES OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                       AND

                          INDEPENDENT AUDITORS' REPORT

                            SOUTHGATE SHOPPING CENTER

       HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                TABLE OF CONTENTS


Independent Auditors' Report                           1

Historical Summaries of Gross Income and
  Direct Operating Expenses                            2

Notes to Historical Summaries of Gross Income and
  Direct Operating Expenses                            3

                          INDEPENDENT AUDITORS' REPORT


TO THE PARTNERS OF SOUTHGATE PARTNERS, L.P.


         We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of SOUTHGATE SHOPPING CENTER for each of the three years in the period ended December 31, 1998. These Historical Summaries are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

         The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and are not intended to be a complete presentation of the Shopping Center's revenues and expenses.

         In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 2 for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                   Friedman Alpren & Green LLP

New York, New York
February 22, 1999

                            SOUTHGATE SHOPPING CENTER

       HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                           1998          1997          1996
                                        -----------   -----------   -----------
                                                         >
Revenues
  Rental income                         $ 1,831,885   $ 1,589,889   $ 1,031,378
                                        -----------   -----------   -----------
Expenses
  Leasing                                    90,406        75,584        42,077
  Administrative                            204,495       184,311       166,025
  Operating                                  88,414        86,639       102,675
  Maintenance and repairs                    52,322        28,068        45,120
  Real estate taxes                          75,151        67,237        93,129
                                        -----------   -----------   -----------
                                            510,788       441,839       449,026
                                        -----------   -----------   -----------
         Excess of gross income over
           direct operating expenses    $ 1,321,097   $ 1,148,050   $   582,352
                                        ===========   ===========   ===========

See accompanying notes to Historical Summaries of Gross Income and Direct Operating Expenses.

                            SOUTHGATE SHOPPING CENTER

                      NOTES TO HISTORICAL SUMMARIES OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1 - ORGANIZATION

      Southgate Partners, L.P. was formed on July 13, 1995 to acquire, own and operate the Southgate Shopping Center, a shopping mall located in Heath, Ohio.

2 - BASIS OF PRESENTATION

      The accompanying Historical Summaries were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and are not intended to be a complete presentation of the Shopping Center's revenues and expenses. Accordingly, the Historical Summaries include the income and direct operating expenses of the Southgate Shopping Center, and exclude interest and dividend income, depreciation, amortization of loan costs, interest expense and other financing charges.

B. Pro Forma Financial Information

   Unaudited Pro Forma Consolidated Financial Data

   The following tables of unaudited pro forma consolidated data of the Company have been prepared from the historical consolidated financial statements of the Company, as adjusted to give effect to a significant acquisition (the purchase of Southgate Shopping Center). The accompanying pro forma balance sheet of the Company has been prepared as if this investment had been consummated on September 30, 1998. The accompanying pro forma statements of income and other financial date for the year ended December 31, 1997 and the nine months ended September 30, 1998 have been prepared as if this investment had been consummated as of January 1, 1997 and January 1, 1998, respectively. The unaudited pro forma financial data does not purport to be indicative of what the results of the Company would have been had the transactions been completed on the dates assumed, nor is such financial data necessarily indicative of the results of operations of the Company that may exist in the future. The unaudited pro forma financial data must be read in conjunction with the Notes therein and with the historical Consolidated Financial Statements and the related Notes of the Registrant.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                         Pro Forma           Pro Forma
                                        Historical      Adjustments            Total
                                        -----------     -----------         -----------
                                                              >
Revenues:
    Rental income                       $ 7,761,826     $ 1,589,889(a)      $ 9,351,715
    Recovery of common area
      maintenance charges                   855,843                             855,843
    Real estate tax reimbursements        1,047,025                           1,047,025
    Income from equity investments          193,511                             193,511
    Interest income                         751,142                             751,142
    Other                                   146,450                             146,450
                                        -----------     -----------         -----------

Total revenues                           10,755,797       1,589,889          12,345,686
                                        -----------     -----------         -----------

Expenses
    Repairs and maintenance                 931,588          28,068(a)          959,656
    Real estate                           1,190,345          67,237(a)        1,257,582
    Interest                                558,994          94,068(b)        1,503,062
                                                            850,000(f)
    General and
      administrative                      1,593,612         259,895(a)        1,910,249
                                                             56,742(d)
    Depreciation
      and amortization                    2,655,049         331,111(c)        2,989,489
                                                              3,329(e)
    Minority interest in income
      of the Operating Partnership            8,263          11,472(g)           19,735
    Other                                   379,450          86,639(a)          466,089
                                        -----------     -----------         -----------

Total expenses                            7,317,301       1,788,561           9,105,862
                                        -----------     -----------         -----------

Net income (loss)                       $ 3,438,496     $  (198,672)        $ 3,239,824
                                        ===========     ===========         ===========

Net income (loss)
  applicable to common shareholders     $ 1,420,370     $  (198,672)        $ 1,221,698
                                        ===========     ===========         ===========

Net income (loss) per weighted
  average shareholders                  $       .18     $      (.02)        $       .15
                                        ===========     ===========         ===========

(a) Represents income and direct operating expenses of Southgate for the period 1/1/97-12/31/97. During this period, Southgate was being renovated and repositioned to increase occupancy and rental rates. There was additional net income resulting from such improvements in 1998 which is when the Company purchased Southgate.

(b) Represents interest on funds from the Facility used for the purchase of Southgate.

(c) Represents depreciation of Southgate for the period 1/1/97-12/31/97.

(d) Represents asset management fee relating to Southgate for the period 1/1/97-12/31/97.

(e) Represents amortization of loan costs relating to debt assumed upon purchase of Southgate for the period 1/1/97-12/31/97.

(f) Represents interest expense on debt assumed upon purchase of Southgate for the period 1/1/97-12/31/97.

(g) Represents minority interest relating to the loss from Southgate.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                         Pro Forma          Pro Forma
                                         Historical     Adjustments            Total
                                        -----------     -----------         -----------
                                                             >
Revenues:
    Rental income                       $ 9,177,921     $ 1,373,914(a)      $10,551,835
    Recovery of common area
      maintenance charges                 1,078,726                           1,078,726
    Real estate tax reimbursements        1,415,427                           1,415,427
    Income from equity investment           307,837                             307,837
    Interest income                       1,557,012                           1,557,012
    Other                                   143,589                             143,589
                                        -----------     -----------         -----------

Total revenues                           13,680,512       1,373,914          15,054,426
                                        -----------     -----------         -----------

Expenses
    Repairs and maintenance               1,010,755          39,242(a)        1,049,997
    Real estate                           1,235,942          56,363(a)        1,292,305
    Interest                              1,202,772          94,068(b)        1,932,593
                                                            635,753(f)
    General and                           2,231,801         221,176(a)        2,495,417
      administrative                                         42,440(d)
    Depreciation                          2,649,942         247,653(c)        2,900,085
      and amortization                                        2,490(e)
    Minority interest in income
      of the Operating Partnership           54,056           1,263(g)           55,319
    Other                                   795,297          66,311(a)          861,608
                                        -----------     -----------         -----------

Total expenses                            9,180,565       1,406,759          10,587,324
                                        -----------     -----------         -----------

Income (loss) before                      4,499,947         (32,845)          4,467,102
  gain on sale of investment

  Gain on sale of investment
    in Partnership                          779,893               0             779,893
                                        -----------     -----------         -----------

Net income (loss)                       $ 5,279,840     $   (32,845)        $ 5,246,995
                                        ===========     ===========         ===========

Net income (loss) per
  weighted average shareholders         $       .66     $       .00         $       .65
                                        ===========     ===========         ===========


                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

                                                         Pro Forma          Pro Forma
                                        Historical      Adjustments            Total
                                       ------------     -----------        ------------
                               >
ASSETS

  Real estate, net                     $142,858,431     $15,131,119(h)     $158,372,535
                                                            382,985(i)
  Investment in Partnerships              6,209,166                           6,209,166
  Mortgage loans receivable               3,278,307                           3,278,307
  Loan receivable from affiliate                  0                                   0
  Cash and cash equivalents               4,294,209                           4,294,209
  Accounts receivable-tenants,
    net of allowance for doubtful
      accounts of $303,000                1,278,563                           1,278,563
  Deferred costs, net                     1,975,224          28,965(h)        2,004,189
  Other Assets                              925,994          95,116(h)        1,021,110
                                       ------------     -----------        ------------

Total Assets                           $160,819,894     $15,638,185        $176,458,079
                                       ============     ===========        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Notes payable                         $29,397,157     $12,397,155(h)      $42,177,297
                                                            382,985(i)
  Accounts payable and other liabilities  2,660,168         142,163(h)        2,802,331
  Due to Advisor and affiliates             355,667                             355,667
  Distributions payable                   1,966,253                           1,966,253
                                       ------------     -----------        ------------

Total Liabilities                        34,379,245      12,922,303          47,301,548
                                       ------------     -----------        ------------
Minority interest of unitholders in the
  Operating Partnership                   1,948,982       2,715,882(h)        4,664,864
                                       ------------     -----------        ------------

Shareholders' equity:
  Common stock; $.01 per value;
    50,000,000 shares authorized;
    8,051,159 shares issued and
    outstanding                              80,511                              80,511
      Additional paid in capital        125,439,851                         125,439,851
      Distributions in excess            (1,028,695)                         (1,028,695)
                                       ------------     -----------        ------------

  Total Shareholders' Equity            124,491,667                         124,491,667
                                       ------------     -----------        ------------

  Total Liabilities and
    Shareholders' Equity               $160,819,894     $15,638,185        $176,458,079
                                       ============     ===========         ===========

            NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS
             FOR THE NINE MONTHS ENDED AND AS OF SEPTEMBER 30, 1998

(a) Represents income and direct operating expenses of Southgate for the period 1/1/98-9/30/98.

(b) Represents interest on funds from the Facility used for the purchase of Southgate.

(c) Represents depreciation of Southgate for the period 1/1/98-9/30/98.

(d) Represents asset management fee relating to Southgate for the period 1/1/98-9/30/98.

(e) Represents amortization of loan costs relating to debt assumed upon purchase of Southgate for the period 1/1/98-9/30/98.

(f) Represents interest expense on debt assumed upon purchase of Southgate for the period 1/1/98-9/30/98.

(g) Represents minority interest relating to the loss from Southgate.

(h) Represents purchase of Southgate.

(i) Represents acquisition fee relating to Southgate which was funded by the Facility.

C.      Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Aegis Realty, Inc.
                                            (Registrant)


                                            BY:    /s/ Stuart J. Boesky
                                                   -----------------------------
                                                   Stuart J. Boesky
                                                   President

February 25, 1999